UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

INNO HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED FEBRUARY 3, 2026

INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong

www.innoholdings.com

February [*], 2026

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2026 Annual Meeting of Stockholders of Inno Holdings Inc. (the “Annual Meeting”). The Annual Meeting will be held on March 2, 2026, at 9:30 a.m. Eastern Time , in a virtual meeting format only and conducted via live webcast at [*]  to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible online only, and stockholders must register at [*]  in order to vote their shares electronically and submit any questions during the Annual Meeting. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, ask questions at the Annual Meeting and vote at the Annual Meeting.

We are using the “Full Set Delivery” method  of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about February 16, 2026. The Proxy Statement, the Notice and the 2026 Annual Report are also available at [*]  and on our website at www.innoholdings.com.

Only stockholders of record at the close of business on February 5, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote online, or by emailing, faxing, or mailing a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Inno Holdings Inc.

Sincerely,

Ding Wei
Chief Executive Officer

2

INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong

www.innoholdings.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:30 a.m. (Eastern Time) on March 2, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Inno Holdings Inc., a Texas Company (“Company,” “we,” “us” or “our”), will be held on March 2, 2026 at 9:30 a.m. (Eastern Time)  via a live webcast at [*]. You will be able to virtually attend the Annual Meeting and ask questions during the Annual Meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to elect five (5) directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	to approve the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2026;

(3)	to approve amending the Company’s Certificate of Formation to increase the Company’s authorized share capital to 1,000,000,000 shares of common stock, with no par value (the “Authorized Share Capital Increase”) by the creation of 900,000,000 additional shares of common stock, with no par value, in the Company’s authorized share capital (the “Authorized Share Capital Increase Proposal”);

(4)	to approve giving the board of directors (the “Board”) of the Company the full authority and sole discretion to cause the Company’s Certificate of Amendment to be amended to effectuate one or more reverse stock split(s) of the outstanding shares of common stock within two (2) years from the date of the Annual Meeting at the reverse stock split ratio and effective time as the Board may determine in its sole discretion; provided always that the accumulated reverse stock split ratio for all such reverse stock split shall not be less than 1-for-2 nor greater than 1-for-4000, subject to rounding and fractional share treatment (the “Reverse Split Proposal”);

(5)	to approve the 2026 Omnibus Incentive Plan (the “2026 Plan Proposal”);

(6)	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 6 at the time of the Annual Meeting (the “Adjournment Proposal”); and

(7)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal.

The Board recommends: a vote

“FOR” the Election of each director nominee (Proposal 1),

“FOR” the ratification of appointment of our independent auditor (Proposal 2),

“FOR” the Authorized Share Capital Increase Proposal (Proposal 3),

“FOR” the Reverse Split Proposal (Proposal 4),

“FOR” the 2026 Plan Proposal (Proposal 5), and

“FOR” the approval of the Adjournment Proposal (Proposal 6).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via live webcast at [*] in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, ask questions during the Annual Meeting and vote at the Annual Meeting.

3

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on February 5, 2026 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our latest annual report on Form 10-K for the fiscal year ended September 30, 2025 (the “2025 Annual Report”) accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2025 Annual Report, this Notice and Proxy Statement at [*] and on our website at www.innoholdings.com.

AVAILABLE DATE

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement, this Notice and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about February 16, 2026 at [*] and on our website at www.innoholdings.com.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE ONLINE, E-MAIL OR FAX OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via live webcast by registering in advance at [*]. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by e-mail or fax using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote during the live webcast or by e-mail or fax.

By Order of the Board of Directors,

Ding Wei
Director and Chief Executive Officer
February [*], 2026

4

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	6

PROPOSAL 1: ELECTION OF DIRECTORS	11

DIRECTORS AND EXECUTIVE OFFICERS	12

CORPORATE GOVERNANCE	13

AUDIT COMMITTEE REPORT	18

DIRECTOR COMPENSATION	20

EXECUTIVE COMPENSATION	21

DELINQUENT SECTION 16(A) REPORTS	24

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	25

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

PROPOSAL 3: APPROVAL OF INCREASING THE AUTHORIZED SHARE CAPITAL TO 1,000,000,000 SHARES OF COMMON STOCK	28

PROPOSAL 4: APPROVAL OF GIVING THE BOARD OF DIRECTORS THE FULL AUTHORITY AND SOLE DISCRETION TO CAUSE THE CERTIFICATE OF FORMATION TO BE AMENDED TO EFFECTUATE ONE OR MORE REVERSE STOCK SPLITS OF ALL OUTSTANDING COMMON STOCKS AT ANY TIME WITHIN TWO YEARS FROM THE ANNUAL MEETING AT AN AGGREGATE RATIO NO LESS THAN 1-FOR-2 AND NO MORE THAN 1-FOR-4000.	29

PROPOSAL 5: APPROVAL OF THE 2026 OMNIBUS INCENTIVE PLAN	36

PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF PROPOSALS 1 THROUGH 4 AT THE TIME OF THE ANNUAL MEETING	41

ADDITIONAL INFORMATION	42

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to Be Held on Monday, March 2, 2026: Pursuant to the rules of the SEC, with respect to the Annual Meeting, we have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail.

5

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED FEBRUARY 3, 2026

INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong

www.innoholdings.com

PROXY STATEMENT

For 2026 Annual Meeting of Stockholders

To Be Held Virtually at 9:30 a.m. (Eastern Time) on March 2, 2026

The Board of Directors (the “Board”) of Inno Holdings Inc., a Texas Company (“Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2026 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on March 2, 2026, only via live webcast at [*] by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about February [*], 2026.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about February 24, 2025. The Proxy Statement, the Notice and the 2025 Annual Report are also available at [*] and on our website at www.innoholdings.com.

The executive offices of the Company are located at, and the current mailing address of the Company is RM1, 5/F, No. 43 Hung To Road, Kwun Tong, Kowloon, Hong Kong.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Ding Wei, the Chief Executive Officer and a director of the Company, and Mengshu Shao, the Chief Financial Officer of the Company and a director of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on:

(i)	the election of five (5) directors;
(ii)	the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2026;
(iii)	approval of amending the Company’s Certificate of Formation to increase the Company’s authorized share capital to 1,000,000,000 shares of common stock, with no par value (the “Authorized Share Capital Increase”) by the creation of 900,000,000 additional shares of common stock, with no par value, in the Company’s authorized share capital (the “Authorized Share Capital Increase Proposal”);
(iv)	approval of giving the board of directors (the “Board”) of the Company the full authority to effectuate one or more reverse stock split(s) of the outstanding shares of common stock within two (2) years from the date of the Annual Meeting at the reverse stock split ratio and effective time as the Board may determine in its sole discretion, and amending the Company’s Certificate of Formation to effectuate any respective reverse stock split; provided always that the accumulated reverse stock split ratio for all such reverse stock split shall not be less than 1-for-2 nor greater than 1-for-4000, subject to rounding and fractional share treatment (the “Reverse Split Proposal”);
(v)	approval of the 2026 Omnibus Incentive Plan (the “2026 Plan Proposal”);
(vi)	approval of adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 4 at the time of the Annual Meeting (the “Adjournment Proposal”); and
(vii)	such other matters as may come before the meeting. We are not currently aware of any such matters.

In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

6

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at [*] and on our website at www.innoholdings.com or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on March 2, 2026, at 9:30 a.m. Eastern Time, via live webcast at [*]. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on February 5, 2026 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via live webcast at [*], vote your shares and, after the meeting adjourns, ask a question during the Annual Meeting. You may attend the Annual Meeting by registering at [*]. A Zoom account is required to register. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 9:15 a.m. Eastern Time on March 2, 2026, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 9:30 a.m. Eastern Time on March 2, 2026.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the meeting via live webcast, you may request to ask a question during the Annual Meeting by utilizing the “Q&A” button during the Annual Meeting. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned our common stock as of the close of business on February 5, 2026, the Record Date. Each share of our common stock is entitled to one (1) vote. As of the Record Date, the Company had 8,413,224 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

(1)	to elect five (5) directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2026;

(3)	approve amending the Company’s Certificate of Formation to increase the Company’s authorized share capital to 1,000,000,000 shares of common stock, with no par value (the “Authorized Share Capital Increase”) by the creation of 900,000,000 additional shares of common stock, with no par value, in the Company’s authorized share capital (the “Authorized Share Capital Increase Proposal”);

(4)	to approve giving the board of directors (the “Board”) of the Company the full authority to effectuate one or more reverse stock split(s) of the outstanding shares of common stock within two (2) years from the date of the Annual Meeting at the reverse stock split ratio and effective time as the Board may determine in its sole discretion, and amending the Company’s Certificate of Formation to effectuate any respective reverse stock split; provided always that the accumulated reverse stock split ratio for all such reverse stock split shall not be less than 1-for-2 nor greater than 1-for-4000, subject to rounding and fractional share treatment (the “Reverse Split Proposal”);

(5)	to approve the 2026 Omnibus Incentive Plan (the “2026 Plan Proposal”);

(6)	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 4 at the time of the Annual Meeting (the “Adjournment Proposal”); and

(7)	to transact such other business as may properly come before the meeting.

7

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

“FOR” the Election of each director nominee (Proposal 1),

“FOR” the ratification of appointment of our independent auditor (Proposal 2),

“FOR” the Authorized Share Capital Increase Proposal (Proposal 3),

“FOR” the Reverse Split Proposal (Proposal 4),

“FOR” the 2026 Plan Proposal (Proposal 5), and

“FOR” the approval of the Adjournment Proposal (Proposal 6).

The Board also recommends you to vote your shares to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

Record holders may cast their vote on VStock Transfer, LLC’s (“VStock”) online portal during the meeting by entering the Control Number, which is included on your proxy card, at the link available in the “Resources” button during the Annual Meeting.

If available, you may vote by e-mail or fax by following the instructions provided on the proxy card.

If your shares are not held in your name and instead are held in an account at a brokerage firm, bank, dealer or other similar organization, you are the beneficial owner of shares held in street name and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting by registering at [*]. Since you are not the stockholder of record for any shares held in street name, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent and provide that in addition to a completed voting form indicating your vote to vote@vstocktransfer.com  prior to the Annual Meeting.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 9:15 a.m. Eastern time, on March 2, 2026, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please e-mail proxy@vstocktransfer.com or call Zoom support at (888) 799-9666 .

The Company urges you to vote before February 27, 2026 to ensure that your vote is timely received and counted.

8

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again during the virtual Annual Meeting or e-mail or fax prior to the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: The Company’s transfer agent, VStock will utilize its voting system to collect and process votes for beneficial holder and will coordinate with Broadridge Financial Solutions, Inc. to gather information with regard to votes submitted by brokers and tabulate the final voting count. A representative of VStock an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

“FOR” the Election of each director nominee (Proposal 1),

“FOR” the ratification of appointment of our independent auditor (Proposal 2),

“FOR” the Authorized Share Capital Increase Proposal (Proposal 3),

“FOR” the Reverse Split Proposal (Proposal 4),

“FOR” the 2026 Plan Proposal (Proposal 5), and

“FOR” the approval of the Adjournment Proposal (Proposal 6).

The Board also recommends you to vote your shares to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is VStock, which may be reached at (212) 828-8436 .

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters, including Proposal 2 (the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2025). The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

9

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by e-mail, fax or mail. In order for us to conduct our Annual Meeting, at least a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD” to vote for each nominee. Unless you mark “WITHHOLD” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this Proxy Statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: The affirmative vote of the holders of a majority of the shares of common stock of the Corporation entitled to vote on the matter is required for the approval of the Authorized Share Capital Increase Proposal. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the ratification of the appointment of our independent auditor (Proposal 2), the Reverse Split Proposal (Proposal 4), the 2026 Plan Proposal (Proposal 5), and the adjournment of the Annual Meeting (Proposal 6). Abstentions will be treated as votes against these proposals. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on the ratification of the appointment of our independent registered public accounting firm. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on the approval of the Authorized Share Capital Increase Proposal (Proposal 3), the Reverse Split Proposal (Proposal 4), the 2026 Plan Proposal (Proposal 5) or the Adjournment (Proposal 6).

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of VStock, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four (4) business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2, Proposal 3, Proposal 4, Proposal 5 or Proposal 6 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Edward Li at +852-54795450.

10

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are five (5) nominees recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated all five of our current directors: (i) Ding Wei; (ii) Mengshu Shao; (iii) Yufang Qu; (iv) Tao Tu; and (v) Yongbo Mo and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided on pages 12 to 13. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

11

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers as of February 2, 2026:

Name(1)	Age	Position	Director Since	Board Committee
Ding Wei	45	Chief Executive Officer, Director and Chairman	October 15, 2024	None
Mengshu Shao	34	Chief Financial Officer and Director	October 23, 2024	None
Yufang Qu	59	Independent Director	October 15, 2024	Audit – Chairman; Compensation – Chairman; Nominating and Corporate Governance – Chairman.
Tao Tu	45	Independent Director	May 31, 2024	Audit; Compensation; Nominating and Corporate Governance.
Yongbo Mo	29	Independent Director	October 23, 2024	Audit; Compensation; Nominating and Corporate Governance.

Ding Wei — Chief Executive Officer, Director and Chairman

Mr. Wei, 45 years old, was appointed as our Chief Executive Officer, Director and Chairman on October 15, 2024. In addition, Mr. Wei is the founder, chairman, and general manager of Yangzhou Ruide Fei Technology Co., Ltd. and Yangzhou Yu Chen Saiwen Information Consulting Co., Ltd. since July 2014, where he was responsible for business operation and Company management, including strategic planning, operations management, financial management, marketing, and team management. From 2009 to 2013, Mr. Wei served as the head of the administrative department at HYVA MECHANICS (CHINA) CO., LTD., during which he was responsible for human resources support, office operations management, team leadership, and compliance control. From 2006 to 2009, Mr. Wei was the deputy general manager and executive assistant to the chairman at Yangzhou Gaoshi Glasses Co., Ltd., and he was responsible for overseeing daily operations across multiple departments, developing and implementing organizational strategies, monitoring financial performance, and conducting performance evaluations. Mr. Wei holds a bachelor’s degree in computer science and information systems from CARICH Education of New Zealand. Mr. Wei is qualified to serve as a member of the Board due to his extensive leadership experience and expertise in corporate management, strategic planning and operational oversight.

Mengshu Shao — Chief Financial Officer and Director

Ms. Shao, 34 years old, was appointed as a Director on October 23, 2024 and Chief Financial Officer on January 3, 2025. Ms. Shao served as internal auditor manager at Agile Group from October 2021 to September 2024, where she was responsible for managing internal audit projects of Company, including operational auditing, risk assessment and management, internal control evaluation, compliance monitoring, and fraud detection. From May 2019 to September 2021, Ms. Shao held the position of internal auditor at Cedar Holdings, where she worked on internal audit tasks of Company, including risk assessment and management, operational audit, and internal control evaluation. From August 2016 to April 2019, Ms. Shao worked as an auditor at PwC Mainland China. Ms. Shao graduated from Jinan University in June 2016 with a master’s degree in accounting. Ms. Shao is qualified to serve as a member of the Board due to her extensive expertise in financial management, internal auditing, risk assessment and corporate compliance.

Yufang Qu — Independent Director

Ms. Qu, 59 years old, was appointed as a Director on October 15, 2024. Ms. Qu served as an accountant of Shuangyashan Shijixing Construction Engineering Co., Ltd. from 2004 to 2022, where she was responsible for organizing financial information, preparing financial statements, and providing financial analysis to help optimize financial structure and improve efficiency. Ms. Qu graduated from Shuangyashan Radio and Television University in 1993 with a bachelor’s degree in financial accounting. Ms. Qu is qualified to serve as a member of the Board due to her extensive experience in financial accounting, financial analysis and corporate financial management.

12

Tao Tu — Independent Director

Mr. Tu, 45 years old, was appointed as a Director on May 31, 2024. Mr. Tu currently serves as the Director of Fuda Capital Ltd. and as the Chief Executive Officer at Jinyide Culture Media Co., Ltd., where he is responsible for strategic leadership, organizational management, external representation, financial performance, and corporate governance. From 2017 to 2020, he served as the Chief Executive Officer at Jinyide Jewelry Co., Ltd., where he was responsible for corporate governance, marketing and development, customer relationship, and organizational development. Mr. Tu received his bachelor’s degree in Finance from the South-Central University for Nationalities. Mr. Tu is qualified to serve as a member of the Board due to his extensive leadership experience in corporate governance, strategic management and financial oversight.

Yongbo Mo — Independent Director

Mr. Mo, 29 years old, was appointed as a Director on October 23, 2024. Mr. Mo has been working at Shanghai Haineng Investment Consulting Company as a Product Manager since February 2022, where he is primarily responsible for leading and managing investment projects, including project screening, due diligence, financial analysis, risk assessment, project execution supervision, and post-project tracking and evaluation. From June 2018 to January 2022, Mr. Mo served as a Media Manager at Zhengzhou Houde Technology Co., Ltd., where he was primarily responsible for developing and implementing media strategies, which include maintaining media relationships, content operations, user operations, brand promotion, and commercial cooperation services. Mr. Mo graduated from Zhengzhou Information Technology Vocational School in September 2017 with a bachelor’s degree in Investment and Finance. Mr. Mo is qualified to serve as a member of the Board due to his experience in investment management, financial analysis and media strategy.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Corporate Governance section of the Company’s website describes the Company’s commitment to strong governance, stakeholder engagement, transparency and accountability, board independence and expertise, ethical business conduct, social impact initiatives and environmental stewardship. The Company has filed its amended and restated certificate of formation, amended and restated bylaws, the Audit Committee Charter, the Compensation Committee Charter and the Company’s Code of Business Conduct and Ethics as exhibits to its Annual Report on Form 10-K for the fiscal year ended September 30, 2025. A copy of such Annual Report is available at [*] and also on the Company’s website at www.innoholdings.com.

Board Composition/Election

Our Board presently consists of five (5) directors whose terms expire at this Annual Meeting. Our directors are elected annually.

The Board has fixed the number of directors at five (5) in accordance with the Company’s amended and restated bylaws.

As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

13

Board Meetings

The Board met a total of two times during fiscal year 2025 in person or via video or teleconference and acted by unanimous written consent 19 times. Each of the directors who served in fiscal year 2025 attended all of the meetings of the Board and the committees of which he was a member and that were held during the period he served as a director.

Selection of Nominees for The Board of Directors

The Company does not have a standing nominating committee. Instead, the Company’s independent directors collectively fulfill the responsibilities that would otherwise be assigned to a nominating and corporate governance committee, including developing and recommending to the Board appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by the Board and, if appropriate, recommends changes to such criteria. The Board believes that this approach is appropriate given the Company’s size, board composition and current governance structure.

The Company’s three (3) independent directors consider candidates for Board membership suggested by other Board members, as well as management and stockholders. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Board’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as determined by the independent directors are relevant in light of the needs of the Board. The Board believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The independent directors also consider such other relevant factors as they deem appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each independent director will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the independent directors will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the independent directors. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Stockholder Nominations

For business properly to be brought before an annual meeting by stockholder(s), including nominations or other business, the stockholder(s) must have given timely notice thereof in proper written form to the Secretary of the Company. To be timely in connection with an annual meeting, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) nor more than one-hundred twenty (120) calendar days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) calendar days prior to such anniversary date or delayed more than sixty (60) calendar days after such anniversary date then to be timely such notice must be received by the Company no later than the later of seventy (70) calendar days prior to the date of the annual meeting or the close of business on the seventh (7th) calendar day following the date on which notice of the annual meeting is first mailed by or on behalf of the Company. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of the notice as described above.

14

To be in proper written form, such stockholder notice to the Secretary of the Company shall set forth in writing:

(1)	the name and address of the stockholder(s) who intends to make the nomination and of the person or persons intended to be nominated;

(2)	the class and number of shares of stock of the Company which are owned by such stockholder(s) intending to make the nomination, and any derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities loans, timed purchases and other economic and voting interests or similar positions, securities or interests held by such stockholder with respect to the Company’s securities;

(3)	a representation that the stockholder(s) are a holder of shares of the Company entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(4)	a description of all arrangements or understandings between the stockholder(s) and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(5)	as to the nominee, other directorships currently held, or held during the past five (5) years, (A) at any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or (B) at any other financial institution or bank holding company, in each case, naming such company, financial institution or bank holding company;

(6)	any significant interests in the securities of any principal competitor of the Company or its subsidiaries held by such nominee, or the stockholder(s) proposing the nominee, and any direct or indirect interest of such stockholder(s) or nominee, or beneficial owner of such stockholder(s) or nominees, if any, or any of their respective affiliates and associates, or others acting in concert therewith, in any contract with any principal competitor of the Company or its subsidiaries (including, in any such case, any employment agreement, indemnification agreement or consulting agreement);

(7)	a completed questionnaire and a written representation and agreement signed by the nominee pursuant to Section 2.14 of the Company’s amended and restated bylaws; and

(8)	any other information reasonably requested by the Company.

Nominations and the solicitation notice should be sent to C/O Ding Wei, Inno Holdings Inc., RM1, 5/F, No. 43 Hung To Road, Kwun Tong, Kowloon, Hong Kong.

As of the date of this Proxy Statement, we have not received timely written notice of any nomination by a stockholder.

Nominees for Director

The independent directors recommended to the Board and the Board nominated Mr. Wei, Ms. Shao, Ms. Qu, Mr. Tu, and Mr. Mo to stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2027 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their retirement or resignation or death.

Ethical Guidelines

Our code of business conduct and ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The Code is filed with the SEC as an exhibit to our latest annual report on Form 10-K for the fiscal year ended September 30, 2025, and is available for access at [*] or on our corporate website at www.innoholdings.com. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Board Leadership

The Board annually self-reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

15

Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the five (5) of the directors are independent of the Company and its management under Nasdaq rules. Ding Wei and Mengshu Shao are not considered independent because of their employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board has concluded that Ms. Qu, Mr. Tu, and Mr. Mo had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit Committee and the Compensation Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq in all material respects. Each charter is filed with the SEC as an exhibit to our latest annual report on Form 10-K for the fiscal year ended September 30, 2025, and is available for access at [*] or on our corporate website at www.innoholdings.com.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

●	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

●	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the authority to retain and terminate the independent auditor.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Stockholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to C/O Yufang Qu, Inno Holdings Inc., RM1, 5/F, No. 43 Hung To Road, Kwun Tong, Kowloon, Hong Kong.

16

Board Committees

The Board of Directors has a standing Audit Committee and Compensation Committee. The Board does not have a standing Nominating and Corporate Governance Committee and the independent directors carry out duties that would be typically otherwise carried out by a Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s committees.

Yufang Qu	59	Director	2024	Audit – Chairman; Compensation – Chairman
Tao Tu	45	Director	2024	Audit; Compensation
Yongbo Mo	29	Director	2024	Audit; Compensation

Name of Committee and Its Members	Functions of the Committee
Audit Committee:	●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

Yufang Qu, Chairman; Tao Tu; Yongbo Mo	●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

	●	discussing with management major risk assessment and risk management policies;

	●	monitoring the independence of the independent auditor;

	●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

	●	reviewing and approving all related-party transactions;

	●	inquiring and discussing with management our compliance with applicable laws and regulations;

	●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

	●	appointing or replacing the independent auditor;

	●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

	●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

	●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

17

Compensation Committee:	●	reviewing, approving and determining or making recommendations to our Board regarding the compensation of our executive officers;

Yufang Qu, Chairman; Tao Tu; Yongbo Mo	●	administering our equity compensation plans;

	●	reviewing and approving, or makings recommendations to our Board regarding incentive compensation and equity compensation plans; and

	●	establishing and reviewing general policies relating to compensation and benefits of our employees.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Yufang Qu, who serves as Chairman, Tao Tu and Yongbo Mo. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Ms. Qu, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Ms. Qu has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually , and any recommended changes are presented to the Committee for review and approval. The charter is filed with the SEC as an exhibit to our latest annual report on Form 10-K for the fiscal year ended September 30, 2025, and is available for access at [*] or on our corporate website at www.innoholdings.com.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

18

The Committee met once during the fiscal year of 2025. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2025 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with JWF Assurance PAC, the Company’s auditor for fiscal year 2025, and Simon & Edward, LLP, the Company’s auditor for fiscal year 2024 matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from JWF Assurance PAC and Simon & Edward, LLP required by applicable requirements of the PCAOB regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Yufang Qu

Tao Tu

Yongbo Mo

19

DIRECTOR COMPENSATION

None of the Company’s non-employee directors received any compensation related to the their service on the Board in the fiscal years ended September 30, 2025 and 2024, or had any outstanding equity awards as of September 30, 2025.

20

EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section discusses the material components of the executive compensation program for our named executive officers (“NEOs”) for the fiscal year ending September 30, 2025 (“Fiscal Year 2025”) and the fiscal year ending September 30, 2024 (“Fiscal Year 2024”).

For Fiscal Year 2025 and 2024, the Company’s NEOs were:

●	Dekui Liu, former Chief Executive Officer;

●	Tianwei (Solomon) Li, former Chief Financial Officer and former Chief Executive Officer;

●	Dr. Li (Alice) Gong, former Chief Operation Officer and General Manager of Inno Metal Studs Corp (a former subsidiary of the Company);

●	Ding Wei, Chief Executive Officer; and

●	Mengshu Shao, Chief Executive Officer.

Compensation Program

The objective of the compensation program of the Company and its subsidiaries (the “Company Group”) is to provide a total compensation package to each NEO that will enable the Company Group to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our stockholders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

●	Base Salary. Each of the NEOs is paid a base salary commensurate with the executive’s skill set, experience, performance, role and responsibilities.

●	Short-Term Cash Incentives. During Fiscal Years 2025 and 2024, except for a one-time award of $50,000 to Mr. Tianwei Li upon the consummation of the IPO, the Company Group did not grant any short-term cash bonuses to any of the NEOs.

●	Stock Awards. During Fiscal Years 2025 and 2024, the Company Group granted incentive stock awards, pursuant to the Omnibus Incentive Plan, to NEOs including 150,000 shares of our common stock to Ding Wei, and 51,355 shares of our common stock to Mengshu Shao.

21

Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by and paid to the Company’s NEOs for services rendered to the Company Group in all capacities in its Fiscal Years 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Total ($)
Ding Wei(1)	2025	60,000	-	775,500	-
Chief Executive Officer	2024	-	-	-	-

Mengshu Shao(2)	2025	60,000	-	265,505
Chief Financial Officer	2024	-	-	-	-

Dekui Liu(3)	2025	-	-	-	-
Former Chief Executive Officer	2024	70,833	-	-	70,833

Tianwei (Solomon) Li(4)	2025	-	-	-	-
Former Chief Financial Officer and Former Chief Executive Officer	2024	180,000	50,000	-	230,000

Dr. Li (Alice) Gong(5)	2025	-	-	-	-
Former Chief Operation Officer and General Manager of Inno Metal Studs Corp	2024	152,587	-	-	152,587

(1) On October 15, 2024, the Board appointed Ding Wei, to fill the Chief Executive Officer. The Company will compensate Ding Wei for his service as chief executive officer at a salary of $60,000 annually, subject to his continued service.

(2) On January 3, 2025, the Board appointed Mengshu Shao, to fill the Chief Financial Officer. The Company will compensate Mengshu Shao for her service as chief financial officer at a salary of $60,000 annually, subject to her continued service.

(3) On May 31, 2024, Mr. Dekui Liu resigned from his position as Chief Executive Officer, Chairman, and as a Director of the Board of the Company.

(4) Tianwei Li was appointed Chief Financial Officer, effective July 17, 2023. On June 3, 2024, the Board appointed Mr. Li as Chief Executive Officer of the Company and continued to serve as the Company’s Chief Financial Officer following his appointment as Chief Executive Officer. On October 15, 2024, Mr. Li resigned from his position as Chief Executive Officer of the Company. On January 3, 2025, Mr. Li resigned from his position as Chief Financial Officer of the Company.

(5) On October 15, 2024, Ms. Gong resigned from her position as Chief Operations Officer of the Company.

Narrative Disclosure to the Summary Compensation Table

Employee Benefits

The executive officers, including the NEOs, are eligible to receive the same employee benefits that are generally available to all full-time employees, subject to the satisfaction of certain eligibility requirements. In structuring these benefit plans, the Company Group seeks to provide an aggregate level of benefits that are comparable to those provided by similar companies.

Agreements with our NEOs

Other than Ding Wei and Mengshu Shao, our NEOs not currently subject to an employment agreement with the Company Group.

Effective July 17, 2023, Mr. Li was appointed by the Board to serve as the Company Group’s Chief Financial Officer. Pursuant to the terms of his Offer Letter with the Company, dated July 14, 2023 (the “Li Offer Letter”). Mr. Li’s initial employment term will run from July 17, 2023 to July 17, 2024. Starting July 17, 2024, his employment will be at-will. Pursuant to the Offer Letter Mr. Li will receive an annual base salary of $180,000 and be eligible for an annual performance-based bonus of Company options worth $200,000 disbursed proportionally on a monthly basis, subject to the Omnibus Plan. Subject to the consummation of the IPO and pursuant to the Offer Letter, Mr. Li is eligible for a one-time award of $50,000 within one week after consummation of the IPO for pre-IPO consulting services provided. The option awards have not been awarded as of the date of this filing. The IPO bonus of $50,000 was paid on April 19, 2024. Mr. Li is also will be eligible to participate in all benefit plans generally offered to other senior executives of the Company in similar positions and with similar responsibilities.

22

2023 Omnibus Incentive Plan

Our Board adopted, and our stockholders approved, the Inno Holdings, Inc. 2023 Omnibus Incentive Plan (the “Omnibus Plan”), effective July 18, 2023. Ding Wei, our Chief Executive Officer and director, has been granted 150,000 shares of our common stock and Mengshu Shao, our Chief Financial Officer and director, has been granted 51,355 shares of our common stock as of the date hereof.

The purpose of the Omnibus Plan is to: (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among its participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, non-employee directors, and consultants. To accomplish these purposes, the Omnibus Plan provides for the grant of awards in the form of incentive stock options within the meaning of Section 422 of the Code, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards (including performance shares, performance units and performance bonus awards), and other stock-based or cash-based awards. A total of 2,013,552 shares of common stock was initially reserved and available for issuance under the Omnibus Plan.

All of the incentive equity awards under the 2023 Omnibus Plan have been granted in January 2025, including 150,000 shares of our common stock to Ding Wei, and 51,355 shares of our common stock to Mengshu Shao.

2025 Omnibus Incentive Plan

Our Board adopted, and our stockholders approved, the Inno Holdings, Inc. 2025 Omnibus Incentive Plan (the “2025 Omnibus Plan”), effective March 17, 2025. The purpose of the 2025 Omnibus Plan is to: (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among its participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, non-employee directors, and consultants. To accomplish these purposes, the 2025 Omnibus Plan provides for the grant of awards in the form of incentive stock options within the meaning of Section 422 of the Code, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance-based awards (including performance shares, performance units and performance bonus awards), and other stock-based or cash-based awards. A total of 880,000 shares of common stock was initially reserved and available for issuance under the 2025 Omnibus Plan.

All of the incentive equity awards under the 2025 Omnibus Plan have been granted in May 2025 to our non-NEO employees.

Outstanding Equity Awards at 2025 Fiscal Year-End

None of our NEOs had any outstanding equity awards in the Company as of September 30, 2025.

Potential Payments Upon Termination or Change in Control

As of September 30, 2025, none of our NEOs were eligible for any potential payments upon any form of termination or resignation of employment or a change in control of the Company. During Fiscal Years 2025 and 2024, none of our former NEOs received any payments or benefits in connection with their resignation from the Company.

23

DELINQUENT SECTION 16(a) REPORTS

ection 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our outstanding shares of common stock (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our common stock. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following former directors, during the fiscal year ended September 30, 2025, all Section 16(a) filing requirements applicable to our executive officers, directors and Ten Percent Holders were complied with, with the exception of the following:

Name	Number of Late Reports(1)	Number of Transactions Not Timely Reported	Failure to file Requested Forms(1)
Ding Wei	1	1	1
Mengshu Shao	1	1	1

(1)	Failure to file Form 4 - Statement of Changes in Beneficial Ownership.

The above individuals each completed filings of their Form 4’s in December, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership, within the meaning of Rule 13d-3 under the Exchange Act, of our Common Stock Shares as of the date of this annual report, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of Company voting stock, (2) each of our directors, (3) each executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the voting stock is determined in accordance with the rules of the SEC and includes any shares of company voting stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within the previous 60 days. Except as otherwise indicated, we believe that the persons named in this table have sole voting and investment power with respect to all shares of voting stock held by them. Applicable percentage ownership in the following table is based on 8,413,224 shares of common stock issued and outstanding as of February 2, 2026.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Title	Beneficially owned	Percent
Officers and Directors
Ding Wei	Chief Executive Officer, Director and Chairman	6,250	0.09%
Mengshu Shao	Chief Financial Officer and Director	2,140	0.03%
Yufang Qu	Independent Director	—	—
Tao Tu	Independent Director	—	—
Yongbo Mo	Independent Director	—	—
Officers and Directors as a Group (total of five persons)		—	—
5%+ Stockholders

(1)	Unless otherwise indicated, the business address for each of the individuals is RM1, 5/F, No. 43 Hung To Road, Kwun Tong, Kowloon, Hong Kong 999077.

Equity Compensation Plan Information

As of September 30, 2025, a total of 1,081,355 shares of common stock awards on a pre-split basis, or 45,056 shares of common stock on a post-split basis, were issued by the Company under its 2023 Omnibus Incentive Plan and 2025 Omnibus Incentive Plan, including:

●	A total of 201,355 shares of common stock on a pre-split basis (or 8,390 shares on a post-split basis) under the 2023 Omnibus Plan were granted in January 2025, including 150,000 shares of common stock on a pre-split basis (or 6,250 shares on a post-split basis) to Ding Wei, and 51,355 shares of our common stock on a pre-split basis (or 2,140 shares on a post-split basis) to Mengshu Shao; and

●	A total of 880,000 shares of common stock on a pre-split basis (or 36,667 shares on a post-split basis) under the 2025 Omnibus Plan were granted in May 2025, all to our non-NEO employees.

24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Unless described below, for the fiscal year ended September 30, 2025 and from October 1, 2025 till February 2, 2026,  there are no existing or currently proposed transactions or series of similar transactions to which we were a party or will be a party, in which:

●	the amounts involved exceed or will exceed $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing had, or will have, a direct or indirect material interest.

The Company borrows short term loans without interest from its Former CEO, Mr. Dekui Liu, for operation and cashflow needs from time to time. As of September 30, 2025 and 2024, the amount due to Mr. Liu was $Nil and $1,000, respectively.

Starting in December 2022, for operation and cashflow needs, the Company advances funds from Zfounder Organization Inc., (“Zfounder”), one of the Company’s minority stockholders, and Wise Hill Inc., (“Wise Hill”), a company owned by a former shareholder of the Company who also serves as the CEO and Board member of Zfounder. The advanced amounts are non-interest bearing. As of September 30, 2025 and 2024, the outstanding balance, due to Zfounder and Wise Hill, were $Nil and $Nil, respectively. During the year ended September 31, 2025, other income of employee lease service from Zfounder was $34,000. Zfounder was a principal shareholder of the Company as of September 30, 2024. In October 2024, Zfounder sold most of its shares of the Company to third parties, after which it became a minority shareholder of the Company, so both Zfounder and Wise Hill are no longer considered as related parties of the Company.

In March 2023, the Company entered into an agreement with Vision Opportunity Fund LP, a Florida limited partnership partially owned by a minority shareholder of the Company, who also serves as the CEO and Board member of Zfounder. In August 2023, all rights, obligations and interests under the agreement were subsequently assigned by Vision Opportunity Fund LP to its general partner, New Vision 101 LLC (“Vision 101”). Pursuant to the agreement, the Company agreed to provide supplies and act as project developer for an amount equal to $15,875,800 plus applicable taxes. As of September 30, 2025, the outstanding balance, due to Zfounder was $Nil and $Nil amount of revenue has been recognized during the year ended September 30, 2025. As of September 30, 2024, amount of $244,185 has been received and recorded as deferred revenue, and $Nil amount of revenue has been recognized during the year ended September 30, 2024. As Zfounder is now a minority shareholder of the Company and the Company sold all issued and outstanding shares it owns in Inno Metal Studs Corp on March 4, 2025, Vision 101 is no longer considered as related parties of the Company.

On October 14, 2024, the Company entered into an equity investment agreement with an individual, securing a 15% ownership interest in Core Modu LLC. During the year ended September 30, 2025, other income of employee lease service from Core Modu was $15,000. On March 28, 2025, the Company agreed to sell all of the membership interest it owns in Core Modu LLC, which represents 15% of the outstanding membership interest in Core Modu LLC. Core Modu LLC is no longer considered as related parties of the Company.

25

The Company purchases prefab home, materials and supplies, including design services from Baicheng Trading LLC (“Baicheng”), a company with a director related to the former Chairwoman. As of September 30, 2025 and 2024, the outstanding balance of prepayments to Baicheng was $Nil and $225,511, respectively. As the former Chairwoman resigned from her position of the Company in October 2024, Baicheng is no longer considered as a related party of the Company.

Policies and Procedures for Related Person Transactions

We have adopted a written related person transaction policy that set forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which INNO or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

●	any person who is, or at any time during the applicable period was, one of INNO’s executive officers or directors;

●	any person who is known by INNO to be the beneficial owner of more than 5% of INNO’s voting securities;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of INNO’s voting securities, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of INNO’s voting securities; and

●	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

We intend to establish policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its audit committee charter, the audit committee have the responsibility to review related party transactions.

Director Independence

A majority of our Board are independent directors.

26

PROPOSAL 2

RATIFICATION OF THE SELECTION OF JWF ASSURANCE PAC AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2026

(Item 2 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of JWF Assurance PAC (“JWF”) as our independent registered public accounting firm for fiscal year 2026.

For the years ended September 30, 2025 and 2024, the Company’s independent public accounting firms were JWF and Simon & Edward, LLP (“S&E”), respectively.

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the years ended September 30, 2025 and 2024 are as follows:

Audit Fees (1)	$168,000	$92,500
Audit Related Fees (2)	-	-
Tax Fees	-	-
All other fees (3)	-	-
Total Fees	$168,000	$92,500

(1) Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.

(2) Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3) All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended September 30, 2025 and 2024.

The charter of our audit committee provides that the duties and responsibilities of our audit committee include the pre-approval of all audit and non-audit services permitted by law or applicable SEC regulations (including fee and terms of engagement) to be performed by our external auditor.

Representatives of JWF will attend the Annual Meeting remotely and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

While stockholder ratification of the Company’s independent registered public accountants is not required by our certificate of formation, our bylaws, or otherwise, the Board and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. Therefore, the Board is requesting that stockholders approve the proposal to ratify the appointment of JWF as the independent registered public accounting firm for the Company for the year ending September 30, 2026.

Vote Required

The ratification of the Board’s appointment of JWF as our independent registered public accounting firm for the fiscal year ending September 30, 2026 requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote “FOR” approval of this proposal.

27

PROPOSAL 3

APPROVAL OF AMENDING THE CERTIFICATE OF FORMATION TO INCREASE THE AUTHORIZED SHARE CAPITAL TO 1,000,000,000 SHARES OF COMMON STOCK

(Item 3 on the Proxy Card)

Proposal: The Board of Directors is asking that you vote to approve amending the Company’s Certificate of Formation to increase the Company’s authorized share capital to 1,000,000,000 shares of common stock, with no par value (the “Authorized Share Capital Increase”) by the creation of 900,000,000 additional shares of common stock, with no par value, in the Company’s authorized share capital (the “Authorized Share Capital Increase Proposal”).

A copy of the draft of the Certificate of Amendment to our Certificate of Formation providing for the Authorized Share Capital Increase is attached hereto as Annex A.

Reasons for the Authorized Share Capital Increase Proposal

The Board believes the proposed increase in the Authorized Share Capital Increase Proposal is in the best interests of the Company and will provide the Company with enhanced flexibility to meet its future corporate needs and strategic objectives. The purposes for which the Board may deem it advisable to issue additional shares of common stock include, without limitation, potential business and financial transactions, future equity financings and other strategic and general corporate transactions, and as appropriate, equity incentives for executives, directors, employees and consultants under relevant approved equity incentive plans.

Furthermore, the Board believes that additional authorized shares of common stock will better position the Company to take timely advantage of market conditions and the availability of favorable financing opportunities without the delay and expenses associated with convening an extraordinary general meeting of the Company’s stockholders.

There are currently no commitments or understandings with respect to eh issuance of any of the additional shares of common stock that would be authorized by the proposed increase of the authorized share capital under the Authorized Share Capital Increase Proposal.

Resolution for Approval

The Board recommends that the Company’s stockholders approve the following resolution:

“RESOLVED, that the stockholders of the Company hereby approve the proposal to amend the Company’s Certificate of Formation to increase the Company’s authorized share capital to 1,000,000,000 shares of common stock, with no par value, by the creation of additional 900,000,000 shares of common stock, with no par value.”

Vote Required

The affirmative vote of the holders of a majority of the shares of common stock of the Corporation entitled to vote on the matter is required for the approval of the Authorized Share Capital Increase Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

28

PROPOSAL 4

APPROVAL OF GIVING THE BOARD OF DIRECTORS THE FULL AUTHORITY AND SOLE DISCRETION TO CAUSE THE CERTIFICATE OF FORMATION TO BE AMENDED TO EFFECTUATE ONE OR MORE REVERSE STOCK SPLITS OF ALL OUTSTANDING COMMON STOCKS AT ANY TIME WITHIN TWO YEARS FROM THE ANNUAL MEETING AT AN AGGREGATE RATIO NO LESS THAN 1-FOR-2 AND NO MORE THAN 1-FOR-4000

(Item 4 on the Proxy Card)

Our stockholders are being asked to approve authorizing the Board with the full authority and sole discretion to cause the Company’s Certificate of Formation to be amended to effectuate one or more reverse stock splits of all outstanding common stock of the Company at any time within two (2) years from the Annual Meeting, at an aggregate ratio no less than 1-for-2 and no more than 1-for-4000, as determined by the Board in its sole discretion (the “Reverse Split Proposal”). This means that, once approved by the stockholders, the Board will have the full authority and sole discretion to decide whether, when and how to effect any reverse stock split without further action from the stockholders, including the treatment of fractional shares, provided that the aggregate reverse stock split ratios are within the range approved and the effective time of the reverse stock split(s) will be within two (2) years from the Annual Meeting.

For a reverse stock split to be effective, the Company will be required to file an amendment with the Secretary of State of the State of Texas to amend its Certificate of Formation. In the event of a reverse stock split, the Company’s common stock will continue to trade on Nasdaq under the symbol of “INHD”, and a new CUSIP of the common stock will be issued.

Reasons for the Reverse Split Proposal

Maintaining our Listing on Nasdaq

The primary purpose of the Board’s consideration of potential reverse stock splits of the Company’s issued and outstanding shares is to raise the per share trading price of our common stock in order to maintain our listing on The Nasdaq Capital Market. This action is intended to help maintain the Company’s listing on The Nasdaq Capital Market by addressing potential trading price concerns and reducing the risk of the Company being delisted due to low stock price levels.

Under Nasdaq’s Listing Rule 5810(c)(3)(A), a failure to meet the continued listing requirement for minimum bid price, which is $1.00 per share, shall be determined to exist if the deficiency continues for a period of 30 consecutive business days. In addition, in the event the Company has effected a reverse stock split over the prior one-year period or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the Company will not be eligible for any compliance period to cure a bid price deficiency and will be subject to delisting from Nasdaq. Furthermore, if the stock’s price falls below $0.1 for ten (10) consecutive business days, the Company will not be eligible for any compliance period and will be subject to delisting from Nasdaq.

Delisting from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in our securities and may negatively affect the value and liquidity of our common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

29

Potentially Improving the Marketability and Liquidity of our Common Stock

The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Decreasing the Risk of Market Manipulation of our Common Stock

The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

Providing us the Ability to Issue Additional Securities

A reverse stock split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to us for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a the Reverse Split Proposal is in the best interests of us and our stockholders.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This proposal gives the Board the full authority and sole discretion to select a reverse stock split ratio from within a range between and including 1:2 and 1:4000 on a date selected by the Board based on the Board’s then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement any reverse stock split, and which ratio to implement, if any, the Board may consider, among other factors:

●	The historical trading price and trading volume of our common stock;

●	The then-prevailing trading price and trading volume of our common stock and the expected impact of the reverse stock split on the trading market in the short- and long-term;

●	The continued listing requirements for our common stock on Nasdaq or other applicable exchanges, if then applicable;

●	The number of shares of common stock outstanding;

●	Which reverse stock split ratio would result in the least administrative cost to us; and

●	prevailing industry, market and economic conditions.

30

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, that our stock will trade at a price that is equal to at least $1.00 per share for a continual basis. There is no guarantee that we will continue to be compliance with Nasdaq Listing Rule 5550(a) after a reverse stock split, which requires, among other continued listing requirements, (i) the minimum bid price of $1.00 per share, (ii) at least 300 public holders, and (iii) at least 500,000 publicly held shares. The effect of a reverse stock split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a reverse stock split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in our overall market capitalization. Further, even if we implement a reverse stock split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a reverse stock split.

The proposed reverse stock split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the reverse stock split, which would be exacerbated if the stock price does not increase following the split. In addition, a reverse stock split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a reverse stock split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a reverse stock split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the reverse stock split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the reverse stock split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a reverse stock split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the reverse stock split:

●	a certain number shares of common stock outstanding (depending on the reverse stock split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;

●	the Board will have the full authority and discretion to determine the treatment of any fractional shares resulting from the reverse stock split, including, without limitation, whether such fractional shares shall be rounded up, rounded down, rounded to the nearest whole number, settled in cash or otherwise adjusted at the participant level;

●	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options and warrants which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options and warrants and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

31

●	the number of shares of common stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

●	the total number of authorized shares of common stock will remain at 1,000,000,000, subject to the stockholders’ approval of Proposal 3 – the Authorized Share Capital Increase Proposal, or 100,000,000 if the stockholders have not approved Proposal 3 at this Annual Meeting.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming this Proposal 4 is approved by stockholders and implemented by the Board, with fractional shares rounded up on the participant level; further assuming the Company has 1,000,000,000 shares of common stocks authorized pursuant to stockholders’ approval of Proposal 3:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	1,000,000,000	8,413,224	-	991,586,776
Post-Reverse Stock Split 1:2	1,000,000,000	4,206,612	-	995,793,388
Post-Reverse Stock Split 1:4000	1,000,000,000	2,104	-	999,997,896

A reverse stock split would affect all stockholders uniformly. As of the effective date of any reverse stock split, which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the reverse stock split would result in fractional shares (as described below).

A reverse stock split would not affect the registration of our common stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “INHD,” but would have a new Committee on Uniform Securities Identification Procedures (CUSIP) of our common stock number after the effective date of each reverse stock split.

Fractional Shares

The Board shall have full authority and discretion to determine the treatment of any fractional shares resulting from any reverse stock split, including, without limitation, whether such fractional shares shall be rounded up, rounded down, rounded to the nearest whole number, settled in cash or otherwise adjusted at the participant level.

We do not intend for any reverse stock split to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial Holders of Common Stock

Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the reverse stock split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the reverse stock split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the reverse stock split with respect to their shares.

32

Registered Holders of Common Stock

Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares of our common stock. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a reverse stock split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;

●	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

33

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The reverse stock split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the reverse stock split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the reverse stock split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the reverse stock split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the reverse stock split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the reverse stock split will include the holding period of the common stock surrendered in the reverse stock split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the reverse stock split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the reverse stock split is more than one year as of the date of the reverse stock split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the reverse stock split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the reverse stock split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our common stock will remain unchanged at no par value per share following a reverse stock split. As a result, as of the Effective Date, the stated capital on our balance sheets attributable to common stock will be reduced proportionally based on the reverse stock split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The reverse stock split will be reflected retroactively in our consolidated financial statements.

34

Resolutions for Approval

The Board recommends that the Company’s stockholders approve the following resolutions under Proposal 4:

“RESOLVED, that the stockholders hereby approve the proposal to authorize the Board of Directors of the Company with the full authority and sole discretion to cause the Company’s Certificate of Formation to be amended to effectuate one or more reverse stock splits of the issued and outstanding shares of the Company’s common stock, within two (2) years from the date of the Annual Meeting, at such reverse stock split ratio and effective time as the Board of Directors may determine in its sole discretion, provided that the accumulated reverse stock split ratio for all such reverse stock splits shall not be less than 1-for-2 nor greater than 1-for-4000, subject to rounding and fractional share treatment; and

RESOLVED FURTHER, that the stockholders hereby approve the Board of Directors’ full authority and discretion to determine: (i) the final ratio of each reverse stock split; (ii) the number of reverse stock splits to be effected; (iii) the effective time of such reverse stock split(s); and (iv) the treatment of any fractional shares resulting from such reverse stock split(s), including, without limitation, whether fractional shares shall be rounded up, rounded down, rounded to the nearest whole number, settled in cash, or otherwise adjusted at the participant level.”

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Reverse Split Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

35

PROPOSAL 5

APPROVAL OF THE 2026 OMNIBUS INCENTIVE PLAN

(Item 5 on the Proxy Card)

We are seeking stockholder approval of our 2026 Omnibus Incentive Plan (the “2026 Plan”), which authorizes an aggregate of 1,680,000 of our shares of common stock or options to purchase shares of common stock for issuance under the 2026 Plan, and therefore a total of 1,680,000 shares of common stock will be reserved under the 2026 Plan. A copy of the 2026 Plan is attached to this Proxy Statement as Annex B.

Description of the 2026 Plan

The principal features of the 2026 Plan are summarized below, but the below summary is qualified in its entirety by reference to the full text of the plan document.

The 2026 Plan Purpose; Types of Awards

The purposes of the 2026 Plan are to (i) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (ii) give participants an incentive for excellence in individual performance; (iii) promote teamwork among participants; and (iv) give the Company a significant advantage in attracting and retaining key employees, non-employee directors and consultants. To accomplish these purposes, the 2026 Plan provides for the grant of stock options (both “incentive stock options” intended to meet the requirements under Section 422 of the Code and “nonqualified stock options” that do not meet such requirements), stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), dividend equivalent rights, other share-based, share-related or cash-based awards (including performance-based awards) (collectively “awards”), with each grant evidenced by an award agreement providing the terms of the award. Incentive stock options may be granted only to employees; all other awards may be granted to employees, directors and consultants.

Shares Subject to the 2026 Plan

A total number of shares of our common stock will be reserved and available for issuance under the 2026 Plan equal to 1,680,000 shares. The maximum number of shares that may be issued pursuant to options intended to be incentive stock options is 1,680,000 shares. The number of shares of common stock available for issuance under the 2026 Plan shall automatically increase on the first (1st) trading day of January of each calendar year during the term of the 2026 Plan, beginning in 2026, by an amount equal to the lesser of (i) twenty percent (20%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year and (ii) a maximum of 10,000,000 additional shares, as determined by the Administrator, minus the total number of reserved and available shares under the Inno Holdings Inc. 2023 Omnibus Incentive Plan and Inno Holdings Inc. 2025 Omnibus Incentive Plan.

The aggregate grant date fair market value of the Company’s common stock subject to awards granted during any fiscal year to any non-employee director, when taken together with the cash fees paid to such non-employee director during the fiscal year (in each case, with respect to his or her service as a non-employee director), shall not exceed $350,000; provided, however, that the limit may be increased to up to $500,000 upon the recommendation of the Administrator if it is deemed necessary to align with market conditions.

If any Company common stock subject to an award granted under the 2026 Plan are forfeited, canceled, settled, or otherwise terminated without a distribution of shares, such shares will again become available for issuance under the 2026 Plan. The following shares will be available for issuance under the 2026 Plan: (i) shares delivered to or withheld to pay withholding taxes or any applicable exercise price, and (ii) shares subject to any exercised stock-settled SAR or options. In addition, any shares tendered to exercise outstanding options or other awards or repurchased on the open market using exercise price proceeds will be available for issuance under the 2026 Plan. Any substitute awards shall not reduce the shares authorized for grant under the 2026 Plan.

Administration of the 2026 Plan

The 2026 Plan will be administered by the plan administrator, who is the Board or a committee that the Board designates. The plan administrator has the power to determine the terms of the awards granted under the 2026 Plan, including the exercise price, the number of shares subject to each award, and the exercisability and vesting terms of the awards. The plan administrator also has the power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the 2026 Plan. All decisions made by the plan administrator pursuant to the provisions of the 2026 Plan will be final, conclusive and binding.

36

Conditions on Awards

All of the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the plan administrator, in its sole discretion, subject to certain limitations provided in the 2026 Plan. Each award granted under the 2026 Plan will be evidenced by an award agreement, which will govern that award’s terms and conditions. To the extent necessary to do so, in the case of any conflict or potential inconsistency between the 2026 Plan and a provision of any award or award agreement with respect to an award, the 2026 Plan will govern.

The plan administrator may condition the vesting of or the lapsing of any applicable vesting restrictions or conditions on awards upon the attainment of performance goals, continuation of service, or any other term or conditions. If performance goals are established by the plan administrator If the plan administrator determines that an award under the 2026 Plan will be earned subject to the achievement of performance goals, the plan administrator may select one or more performance criteria upon which to grant such award, which may include, but are not limited to, any one or more of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total stockholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of a share of common stock; expense/cost control; working capital; customer satisfaction; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; any other criteria specified by the plan administrator in its sole discretion; or, as applicable, any combination of, or a specified increase or decrease in, any of the foregoing.

The vesting conditions placed on any award need not be the same with respect to each grantee and the plan administrator will have the sole discretion to amend any outstanding award to accelerate or waive any or all restrictions, vesting provisions or conditions set forth in the award agreement. Any of the above criteria may be used with or without adjustment for extraordinary items or nonrecurring items and may be measured in absolute terms or relative to historic performance or the performance of other companies or an index.

Types of Awards

Stock Options

The 2026 Plan provides for grants of both nonqualified and incentive stock options. A nonqualified stock option entitles the recipient to purchase the Company common stock at a fixed exercise price. The exercise price per share will be determined by the compensation committee but such price will never be less than 100% of the fair market value of a share of common stock on the date of grant. Fair market value will generally be the closing price of a share of the Company common stock on Nasdaq on the date of grant. Nonqualified stock options under the 2026 Plan generally must be exercised within ten years from the date of grant. A nonqualified stock option is an option that does not meet the qualifications of an incentive stock option as described below.

An incentive stock option is a stock option that meets the requirements of Section 422 of the Code. Incentive stock options may be granted only to employees and the aggregate fair market value of a share of the Company common stock determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own shares possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (i) the option exercise price is at least 110% of the fair market value of the shares subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Unless otherwise determined by the plan administrator, each vested and outstanding option granted under the 2026 Plan will automatically be exercised on the last business day of the applicable option term, to the extent that, as of such date, (i) the exercise price of such option is less than the fair market value of a share, and (ii) the holder of such option remains actively in service.

Stock Appreciation Rights

A SAR entitles the holder to receive an amount equal to the difference between the fair market value of a share of the Company common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of the Company common stock on the grant date), multiplied by the number of the Company common stock subject to the SAR (as determined by the plan administrator). Unless otherwise determined by the plan administrator, each vested and outstanding SAR granted under the 2026 Plan will automatically be exercised on the last business day of the applicable SAR term, to the extent that, as of such date, (i) the exercise price of such SAR is less than the fair market value of a share, and (ii) the holder of such SAR remains actively in service.

37

Restricted Shares

A restricted share award is an award of the Company common stock that vest in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine in the award agreement whether the participant will be entitled to receive dividends on such restricted shares.

Restricted Stock Units

A RSU is a right to receive shares or the cash equivalent of Company common stock at a specified date in the future, subject to forfeiture of such right. If the RSU has not been forfeited, then on the date specified in the RSU grant, the Company must deliver to the holder of the RSU unrestricted the Company common stock (or, in the plan administrator’s sole discretion, cash equal to the shares that would otherwise be delivered, or partly in cash and partly in shares).

Other Share-Based Awards

We may grant or sell to any participant a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the Company common stock, including unrestricted the Company common stock under the 2026 Plan or a dividend equivalent. A dividend equivalent is a right to receive payments, based on dividends with respect to the Company common stock. To the extent that an award contains a right to receive dividends or dividend equivalents while the award remains unvested, the dividends and dividend equivalents will be accumulated and paid once and to the extent that the underlying award vests.

Other Cash-Based Awards

We may grant cash awards under the 2026 Plan, including cash awards as a bonus or upon the attainment of certain performance goals.

Performance-Based Awards

We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards include performance-based restricted shares and restricted share units. Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.

Equitable Adjustments

In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, extraordinary dividend, stock split, reverse stock split, combination or exchange of shares, or other change in corporate structure or payment of any other distribution, the maximum number and kind of the Company common stock reserved for issuance or with respect to which awards may be granted under the 2026 Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind and exercise price of the Company common stock covered by outstanding awards made under the 2026 Plan, and in any other matters that relate to awards and that are affected by the changes in the shares referred to in this section.

Change in Control

In the event of any proposed change in control (as defined in the 2026 Plan), the plan administrator will take any action as it deems appropriate and equitable to effectuate the purposes of the 2026 Plan and to protect the participants who hold outstanding awards under the 2026 Plan, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving Company; (ii) the assumption of any award by the surviving Company or its parent or subsidiary; (iii) the substitution by the surviving Company or its parent or subsidiary of equivalent awards for any award, provided, however, that any such substitution with respect to options and SARs shall occur in accordance with the requirements of Section 409A of the Code; or (iv) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the change in control price or if the plan administrator determines that the award cannot reasonably become vested pursuant to its terms, such award shall terminate and be canceled without consideration.

38

Amendment and Termination

The plan administrator may alter, amend, modify, or terminate the 2026 Plan at any time, provided that the approval of our stockholders will be obtained for any amendment to the 2026 Plan that requires stockholder approval under the rules of the stock exchange(s) on which the Company common stock is then listed or in accordance with other applicable law, including, but not limited to, an increase in the number of the Company common stock reserved for issuance, a reduction in the exercise price of options or other entitlements, an extension of the maximum term of any award, or an amendment that grants the plan administrator additional powers to amend the 2026 Plan. In addition, no modification of an award will, without the prior written consent of the participant, adversely alter or impair any rights or obligations under any award already granted under the 2026 Plan, unless the plan administrator expressly reserved the right to do so at the time of the award.

The 2026 Plan was effective January 31, 2026 (the “Effective Date”), the date of the 2026 Plan approved by the Company’s Board and will remain in effect subject to subsequent approval by the Company’s stockholders in accordance with the rules of the stock exchange on which the Shares are traded or other applicable law; provided that in the event that stockholder approval is not obtained within twelve (12) months after the date the 2026 Plan is adopted by the Board, the 2026 Plan and all Awards granted hereunder shall be void and of no effect and, notwithstanding any other provisions of the 2026 Plan and any exceptions pursuant to the rules of the stock exchange on which the Shares are traded or other applicable law, no Awards shall be exercisable until the 2026 Plan is approved by the stockholders of the Company. The 2026 Plan will be unlimited in duration and, in the event of the 2026 Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the 2026 Plan on or after the tenth (10th) anniversary of the Effective Date.

Certain Federal Income Tax Consequences

The following is a summary of U.S. federal income tax consequences relating to awards granted under the 2026 Plan. The summary below does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2026 Plan, including state, local or foreign tax consequences.

Options

The grant of an option will have no federal income tax consequences to us or to a participant. A participant will recognize taxable ordinary income at the time of exercise of the option in an amount equal to the excess of the fair market value of the shares acquired at the time of exercise over the option price, and we will ordinarily be entitled to a deduction for such amount. The holder of shares acquired upon exercise of an option will, upon a subsequent disposition of such shares, generally recognize a short-term or long-term capital gain or loss, depending upon the holding period of the shares, equal to the difference between the amount realized on the sale and the basis in such shares (the sum of the option price and the amount taxed as ordinary income at the time of exercise).

Restricted Stock Awards

The grant of restricted stock is not a taxable event to a participant, absent an election under Section 83(b) of the Internal Revenue Code. If no election is made, the participant will recognize income, taxable for income tax purposes at ordinary rates, upon the lapse of the restrictions governing the shares. The amount of the income will equal the fair market value of the shares when the restrictions lapse, less any amount paid by the participant for the shares. If the participant makes a Section 83(b) election within 30 days of the date of grant, he or she will be deemed to have received ordinary income at the time of the grant of the restricted shares equal to their fair market value at the date of grant less any amount paid by the participant for the shares, determined without regard to the restrictions imposed thereon. If the restricted shares are subsequently forfeited after a Section 83(b) election and before the restrictions lapse, the participant is not entitled to claim the loss for income tax purposes. We or one of our subsidiaries will be entitled to a deduction for income tax purposes when the participant recognizes ordinary income, either as a result of a Section 83(b) election or because of the lapse of the restrictions. The amount of the deduction will equal the amount of ordinary income recognized by the participant.

Restricted Stock Units and Performance Share Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units or performance share units. Upon distribution of cash or common stock in respect of the units, a participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the shares of common stock received on the date they are distributed to the participant or the amount of cash received. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. Upon the distribution of such shares of common stock or cash, we or one of our subsidiaries will generally be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant.

39

Stock Appreciation Rights

The grant of a SAR is not a taxable event for the participant. Upon exercise, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares, or cash, received over the base value of the SAR at the time of grant. We will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant. Any subsequent gain or loss upon the sale of shares received from SARs will be treated as capital gain or loss, depending on the holding period.

Cash Awards

Upon payment of a cash award, the participant will recognize taxable ordinary income equal to the amount received. We will generally be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the participant.

Section 162(m) of the Code

Section 162(m) disallows a federal income tax deduction to us for compensation over $1 million paid to “covered employees” in any fiscal year. As a result, we expect the compensation paid to any of the individuals who is or at any point was one of our “named executive officers” in excess of $1 million, including awards under the 2025 Omnibus Incentive Plan, will not be deductible to us.

Section 280G of the Code

Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2025 Omnibus Incentive Plan in connection with a “change in control” of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent that it is so considered, the participant holding the award would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and we would be denied a tax deduction for the amount of the excess parachute payment.

Incentive Based Compensation Recoupment Policy

On October 30, 2023, our Board adopted an executive compensation recoupment policy consistent with the requirements of the Exchange Act Rule 10D-1 and listing standards of The Nasdaq Stock Market LLC thereunder, to help ensure that incentive compensation is paid based on accurate financial and operating data, and the correct calculation of performance against incentive targets. Our policy addresses recoupment of amounts from performance-based awards paid to all corporate officers, including awards under our equity incentive plans, in the event of a financial restatement to the extent that the payout for such awards would have been less, or in the event of fraud, or intentional, willful or gross misconduct that contributed to the need for a financial restatement.

Equity Compensation Plan Information

As of September 30, 2025, a total of 1,081,355 shares of common stock awards on a pre-split basis, or 45,056 shares of common stock on a post-split basis, were issued by the Company under its 2023 Omnibus Incentive Plan and 2025 Omnibus Incentive Plan, including:

●	A total of 201,355 shares of common stock on a pre-split basis (or 8,390 shares on a post-split basis) under the 2023 Omnibus Plan were granted in January 2025, including 150,000 shares of common stock on a pre-split basis (or 6,250 shares on a post-split basis) to Ding Wei, and 51,355 shares of our common stock on a pre-split basis (or 2,140 shares on a post-split basis) to Mengshu Shao; and

●	A total of 880,000 shares of common stock on a pre-split basis (or 36,667 shares on a post-split basis) under the 2025 Omnibus Plan were granted in May 2025, all to our non-NEO employees.

Resolutions for Approval

The Board recommends that the Company’s stockholders approve the following resolution:

“RESOLVED, that the stockholders hereby approve the proposal to adopt the 2026 Omnibus Incentive Plan, a copy of which is annexed hereto as Annex B.”

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the 2026 Plan Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

40

PROPOSAL 6

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF ANY OF PROPOSALS 1 THROUGH 4 AT THE TIME OF THE ANNUAL MEETING
(Item 6 on the Proxy Card)

Proposal 6 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve the Share Issuance Proposal.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of any of Proposals 1 through 4 (the “Adjournment”).

If, at the Annual Meeting, the number of shares of common stock present or represented and voting in favor of any of Proposals 1 through 5 is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 6 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

41

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail and by e-mail. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Inno Holdings Inc., RM1, 5/F, No. 43 Hung To Road, Kwun Tong, Kowloon, Hong Kong or by calling us at +852-54795450.

Stockholder Proposals for Consideration at the 2026 Annual Meeting of Stockholders: Under the rules of the SEC and our amended and restated bylaws, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2026 Annual Meeting of Stockholders, the stockholder’s notice of the proposal shall be delivered to us not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to March 17, 2026, which is the first anniversary of the preceding year’s annual meeting.

Under our Bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our amended and restated bylaws. See “Governance of the Company – Stockholder Nominations” above.

You may contact our Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2025 Annual Report: A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, as filed with the SEC on December 15, 2025, is being delivered with the proxy materials. The Company makes available free of charge on or through its website, https://www.innoholdings.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Ding Wei
Chairman of the Board of Directors
[*], 2026

42

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION DATED FEBRUARY 3, 2026

INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong

www.innoholdings.com

PROXY CARD

Proposals: The Board recommends a vote FOR all nominees in Proposal 1 and FOR Proposals 2, 3, 4, and 5.

1.	Election Of Directors. The Board of Directors recommends a vote FOR all nominees.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Ding Wei	☐	☐	☐	Tao Tu	☐	☐	☐

Mengshu Shao	☐	☐	☐	Yongbo Mo	☐	☐	☐

Yufang Qu	☐	☐	☐

2.	Proposal to approve the ratification of the selection by our Board of JWF Assurance PAC as our independent auditor for the fiscal year ending September 30, 2026.

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above proposal.

3.	Proposal to approve amending the Company’s Certificate of Formation to increase the Company’s authorized share capital to 1,000,000,000 shares of common stock, with no par value (the “Authorized Share Capital Increase”) by the creation of 900,000,000 additional shares of common stock, with no par value, in the Company’s authorized share capital (the “Authorized Share Capital Increase Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above proposal.

4.	Proposal to approve giving the board of directors (the “Board”) of the Company the full authority and sole discretion to cause the Company’s Certificate of Amendment to be amended to effectuate one or more reverse stock split(s) of the outstanding shares of common stock within two (2) years from the date of the Annual Meeting at the reverse stock split ratio and effective time as the Board may determine in its sole discretion; provided always that the accumulated reverse stock split ratio for all such reverse stock split shall not be less than 1-for-2 nor greater than 1-for-4000, subject to rounding and fractional share treatment (the “Reverse Split Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above proposal.

5.	Proposal to approve the 2026 Omnibus Incentive Plan (the “2026 Plan Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above proposal.

6.	Proposal to to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of any of Proposals 1 through 4 at the time of the Annual Meeting (the “Adjournment Proposal”).

FOR ☐   AGAINST ☐   ABSTAIN ☐

The Board of Directors recommends a vote FOR the above proposal.

7.	In their discretion, the Proxies are authorized to transact such other business as may properly come before the meeting.

(Continued on reverse side)

PRELIMINARY PROXY CARD

SUBJECT TO COMPLETION DATED FEBRUARY 3, 2026

INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong

www.innoholdings.com

PROXY CARD

This proxy card is solicited on behalf of the Board of Directors.

Ding Wei or Mengshu Shao, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and, in the discretion of such proxies on all other matters that may be properly presented for action, all shares of stock of Inno Holdings Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held virtually March 2, 2026 at 9:30 a.m. (Eastern Time)  via a live webcast at [*], or any postponement, adjournment, or continuation thereof, and instructs said proxies to vote as specified on the reverse side of this proxy card, with all powers that the undersigned would possess if personally present.

EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated [*], 2026.

THIS PROXY IS VALID ONLY WHEN SIGNED.

Dated:______________, 2026

Signature(s)

(Signature should agree with name of Stock Certificate as stenciled thereon. Executors, Administrators, Trustees, etc. should so indicate when signing).

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO ITS EXERCISE.

PLEASE PROMPTLY SIGN, DATE, AND RETURN THIS WHITE PROXY CARD IN THE ENCLOSED ENVELOPE.

I do____ do not____ plan to attend the Annual Meeting of Stockholders.

Annex A

Certificate of Amendment

CERTIFICATE OF Amendment

TO THE AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF Inno holdings INC.

File Number: 804231040

Pursuant to the applicable provisions of the Texas Business Organizations Code (the “TBOC”), Inno Holdings Inc. (the “Corporation”) hereby adopts the following Certificate of Amendment to its Amended and Restated Certificate of Formation (the “Certificate of Formation”).

Article One

ENTITY INFORMATION

The current name of the Corporation is Inno Holdings Inc. The Corporation is a Texas for-profit corporation. The file number issued to the Corporation by the Secretary of State is 804231040. The date of formation of the Corporation is September 8, 2021.

Article Two

APPROVALS

The amendments to the Certificate of Formation pursuant to this Certificate of Amendment was duly recommended by the Board of Directors of the Corporation and adopted by the requisite vote of the holders of common stocks of the Corporation at the 2026 annual general meeting of stockholders on March 2, 2026 pursuant to the applicable sections of the TBOC.

Article THREE

AMENDMENTS

The Certificate of Formation is hereby amended by replacing Article IV in its entirety as follows:

“Section 4.1 The aggregate number of shares of common stock that the Corporation shall have authority to issue is One Billion (1,000,000,000) shares of common stock, no par value (the “common stock”).

Section 4.2 A shareholder of common stock of the Corporation shall have the right to one (1) vote per share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

Section 4.3 No shareholder of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

Section 4.4 No holder of securities of the Corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the Corporation now or hereafter authorized to be issued, or securities held in the treasury of the Corporation, whether issued or sold for cash or other consideration or as a share dividend or otherwise. Securities of the Corporation may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.”

Article FOUR

STATEMENT OF APPROVAL

The amendments to the Certificate of Formation have been made in accordance with the TBOC and have been approved in the manner required by the TBOC and by the governing documents of the Corporation.

Article Five

EFFECTIVENESS OF FILING

This Certificate of Amendment to the Certificate of Formation becomes effective as of the effective time indicated on the filing with the Secretary of State of the State of Texas.

Article Six

EXECUTION

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the Corporation to execute the filing instrument.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of [ ], 2026.

INNO HOLDINGS INC.

Date:	By:
	Name:	Ding Wei
	Title:	CEO and Chairman

A-1

Annex B

INNO HOLDINGS INC.

2026 OMNIBUS INCENTIVE PLAN

Section 1. General.

The purposes of the Inno Holdings Inc. 2026 Omnibus Incentive Plan (the “Plan”) are to: (a) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (b) give Participants an incentive for excellence in individual performance; (c) promote teamwork among Participants; and (d) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant (i) Options, (ii) Stock Appreciation Rights, (iii) Restricted Shares, (iv) Restricted Stock Units, (v) Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), (vi) Other Share-Based Awards, (vii) Other Cash-Based Awards, or (viii) any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. For purposes of this definition, “control” (including with correlative meanings, the terms “controlling,” “controlled by,” or “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

(c) “Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable term of the Option pursuant to Section 7(k) or the Stock Appreciation Right pursuant to Section 8(h).

(d) “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Share-Based Award, or Other Cash-Based Award granted under the Plan.

(e) “Award Agreement” means a written agreement, contract, or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Administrator, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.

B-1

(i) “Cause” shall have the meaning assigned to such term in any Company, Subsidiary, or Affiliate unexpired employment, severance, or similar agreement or Award Agreement with a Participant, or if no such agreement exists or if such agreement does not define “Cause” (or a word of like import), Cause means (i) the Participant’s breach of fiduciary duty or duty of loyalty to the Company, (ii) the Participant’s conviction of or plea of nolo contendere to a felony or a crime involving moral turpitude, (iii) the Participant’s failure, refusal, or neglect to perform and discharge his or her duties and responsibilities on behalf of the Company or a Subsidiary of the Company (other than by reason of Disability) or to comply with any lawful directive of the Board or its designee, (iv) the Participant’s breach of any written policy of the Company or a Subsidiary or Affiliate thereof (including, without limitation, those relating to sexual harassment or the disclosure or misuse of confidential information), (v) the Participant’s breach of any agreement with the Company or a Subsidiary or Affiliate thereof (including, without limitation, any confidentiality, non-competition, non-solicitation, or assignment of inventions agreement), (vi) the Participant’s commission of fraud, dishonesty, theft, embezzlement, self-dealing, misappropriation, or other malfeasance against the business of the Company or a Subsidiary or Affiliate thereof, or (vii) the Participant’s commission of acts or omissions constituting gross negligence or gross misconduct in the performance of any aspect of his or her lawful duties or responsibilities, which have or may be expected to have an adverse effect on the Company, its Subsidiaries, or Affiliates. A Participant’s employment shall be deemed to have terminated for “Cause” if, on the date his or her employment terminates, facts and circumstances exist that would have justified a termination for Cause, to the extent that such facts and circumstances are discovered within three (3) months following such termination. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(j) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Shares, or other property), stock split, or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure, or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Stock such that an adjustment pursuant to Section 5 of the Plan is appropriate.

(k) “Change in Control” means the occurrence of any of the following:

(i)	any Person, other than the Company or a Subsidiary thereof, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below or any acquisition directly from the Company; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election, or nomination for election was previously so approved or recommended; or

(iii)	the consummation of a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the Outstanding Company Voting Securities immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the Outstanding Company Voting Securities (or such surviving entity or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or

B-2

(iv)	the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned directly or indirectly by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Code Section 409A, a Change in Control (where applicable) shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company also constitutes a “change in control event” under Code Section 409A.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Class A Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(l) “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.

(m) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(n) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, and in compliance with Rule 16b-3 under the Exchange Act and the listing standards of the applicable stock exchange on which the Shares are traded, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other applicable independence requirements established by the applicable stock exchange. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(o) “Common Stock” means the common stock, without par value, of the Company (and any stock or other securities into which such shares of common stock may be converted or into which they may be exchanged).

(p) “Company” means Inno Holdings Inc., a Texas corporation (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).

(q) “Consultant” means any current or prospective consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer, or Non-Employee Director.

(r) “Director” means any individual who is a member of the Board on or after the Effective Date.

(s) “Disability” means, with respect to any Participant who is an Employee, a permanent and total disability as defined in Code Section 22(e)(3).

(t) “Effective Date” shall have the meaning set forth in Section 22 of the Plan.

B-3

(u) “Eligible Recipient” means, with respect to an Award denominated in Common Stock issued under the Plan: (i) an Employee; (ii) a Non-Employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator; provided, that any Awards granted prior to the date an Eligible Recipient first performs services for the Company or an Affiliate thereof will not become vested or exercisable, and no Shares shall be issued or other payment made to such Eligible Recipient with respect to such Awards, prior to the date on which such Eligible Recipient first performs services for the Company or an Affiliate thereof. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a Non-Employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.

(v) “Employee” shall mean any current or prospective employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(x) “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.

(y) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award, as determined by the Administrator in accordance with Code Section 409A, as applicable.

(z) “Fair Market Value” as of a particular date shall mean: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or The Nasdaq Stock Market LLC, the Fair Market Value shall be the closing price of a Share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for a Share as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Administrator in good faith and in a manner not inconsistent with the regulations under Code Section 409A.

(aa) “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(bb) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

(cc) “IPO” means an initial public offering of, or direct or indirect public listing of, the securities of the Company, its successors and assigns, or any of its related corporate entities.

(dd) “Non-Employee Director” means a Director who is not an Employee.

(ee) “Nonqualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(ff) “Outstanding Shares” means the then-outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of Options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock.

(gg) “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.

(hh) “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.

B-4

(ii) “Other Share-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.

(jj) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive an Award under the Plan, and, upon his or her death, his or her successors, heirs, executors, and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.

(kk) “Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the Shares or units underlying the Performance-Based Award.

(ll) “Performance Goals” means performance goals based on performance criteria selected by the Administrator, which may include, but are not limited to, any of the following: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation, and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) income; (x) net income; (xi) operating income; (xii) net operating income; (xiii) operating margin; (xiv) earnings; (xv) earnings per share; (xvi) return on equity; (xvii) return on investment; (xviii) return on capital; (xix) return on assets; (xx) return on net assets; (xxi) total shareholder return; (xxii) economic profit; (xxiii) market share; (xxiv) appreciation in the fair market value, book value, or other measure of value of the Shares; (xxv) expense or cost control; (xxvi) working capital; (xxvii) customer satisfaction; (xxviii) employee retention or employee turnover; (xxix) employee satisfaction or engagement; (xxx) environmental, health, or other safety goals; (xxxi) individual performance; (xxxii) strategic objective milestones; (xxxiii) any other criteria specified by the Administrator in its sole discretion; and (xxxiv) any combination of, or a specified increase or decrease in, as applicable, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Administrator may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss, or expense determined to be unusual in nature, infrequent in occurrence, or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. If the Administrator determines that a change in the business, operations, corporate structure, or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Administrator may modify such Performance Goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted, or transferred to a different business unit or function during a performance period, the Administrator may determine that the Performance Goals or performance period are no longer appropriate and may (x) adjust, change, or eliminate the Performance Goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (y) make a cash payment to the Participant in an amount determined by the Administrator.

(mm) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, however, a Person shall not include (i) the Company or any of its Subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

B-5

(nn) “Plan” means this Inno Holdings Inc. 2026 Omnibus Incentive Plan, as amended and/or amended and restated from time to time.

(oo) “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.

(pp) “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.

(qq) “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or Performance Goals, and vested Restricted Stock Units will be settled at the time(s), specified in the Award Agreement.

(rr) “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(ss) “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.

(tt) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(uu) “Share” means a share of Common Stock.

(vv) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(ww) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).

(xx) “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(i) to select those Eligible Recipients who shall be Participants;

B-6

(ii) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Other Cash-Based Awards, or a combination of any of the foregoing, are to be granted hereunder to Participants;

(iii) to determine the number of Shares to be made subject to each Award;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Awards and the conditions under which restrictions applicable to such Awards shall lapse, (B) the Performance Goals and performance periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) any confidentiality or restrictive covenant provisions applicable to the Award, and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all Award Agreements evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, or Other Share-Based Awards, Other Cash-Based Awards, or any combination of the foregoing granted hereunder;

(vi) to determine Fair Market Value;

(vii) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;

(viii) to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall from time to time deem advisable;

(ix) to reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan, any Award Agreement, or other instrument or agreement relating to the Plan or an Award granted under the Plan; and

(x) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or traded, the Administrator may allocate all or any portion of its responsibilities and powers to any one (1) or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one (1) or more officers of the Company, the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Directors.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination, or interpretation.

B-7

Section 4. Shares Reserved for Issuance Under the Plan and Limitations on Awards.

(a) Subject to this Section 4 and to adjustment in accordance with Section 5 of the Plan, the Administrator is authorized to deliver with respect to Awards granted under the Plan an aggregate of 1,680,000 shares of Common Stock. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first (1st) trading day of January of each calendar year during the term of the Plan, beginning in 2027, by an amount equal to the lesser of (i) twenty percent (20%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year and (ii) a maximum of 10,000,000 additional shares, as determined by the Administrator, minus the total number of reserved and available shares under the Inno Holdings Inc. 2023 Omnibus Incentive Plan and the Inno Holdings Inc. 2025 Omnibus Incentive Plan.

(b) Notwithstanding anything herein to the contrary, the maximum number of Shares subject to Awards granted during any fiscal year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the fiscal year with respect to such Director’s service as a Non-Employee Director, shall not exceed $350,000 (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes); provided, however, that the limit may be increased to up to $500,000 upon the recommendation of the Administrator if it is deemed necessary to align with market conditions.

(c) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions, or otherwise. Any shares of Common Stock subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards with respect to shares of Common Stock. For the avoidance of doubt, (i) Shares underlying Awards that are subject to the achievement of performance goals shall be counted against the Share reserve based on the target value of such Awards unless and until such time as such Awards become vested and settled in Shares, and (ii) Awards that, pursuant to their terms, may be settled only in cash shall not count against the Share reserve set forth in Section 4(a).

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.

(e) In the event that the Company or an Affiliate thereof consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Directors in account of such transaction may be granted Substitute Awards in substitution for awards granted by their former employer, and any such substitute Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a Share on the grant date thereof; provided, however, the grant of such substitute Option or Stock Appreciation Right shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

B-8

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, including, without limitation, a Change in Control, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (a) the aggregate number of Shares reserved for issuance under the Plan, (b) the kind, number, and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (c) the kind, number, and purchase price of Shares subject to outstanding Restricted Shares or Other Share-Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder (i) in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any, and (ii) with respect to any Awards for which the Exercise Price or purchase price per share of Common Stock is greater than or equal to the then current Fair Market Value per share of Common Stock, for no consideration. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

Section 7. Options.

(a) General. The Administrator may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination of both. With respect to all other Participants, the Administrator may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option, and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(b) Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422. Subject to Section 5, the maximum number of shares that may be issued pursuant to Options intended to be Incentive Stock Options is 1,680,000 Shares and, for the avoidance of doubt, such share limit shall not be subject to the annual adjustment provided in Section 4(a).

(c) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) shall have an Exercise Price per Share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.

B-9

(d) Option Term. The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company (within the meaning of Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision in this Plan (including, without limitation, Section 7(h)), if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Code Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.

(e) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(f) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law, or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.

(g) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 of the Plan.

(h) Termination of Employment or Service. Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate, the following terms and conditions shall apply:

(i) In the event of the termination of a Participant’s employment or service by the Company without Cause or due to a resignation by the Participant for any reason, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination (with such period being extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period), on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(ii) In the event of the termination of a Participant’s employment or service as a result of the Participant’s Disability or death, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

B-10

(iii) In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(iv) For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.

(v) Notwithstanding anything herein to the contrary, an Incentive Stock Option may not be exercised more than three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability. In the event that an Option is exercisable following the date that is three (3) months following the date as of which a Participant ceases to be an Employee for any reason other than death or Disability, such Option shall be deemed to be a Nonqualified Stock Option.

(i) Other Change in Employment Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability, or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.

(j) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.

(k) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 7(f)(i) or (ii), and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 7(k) shall not apply to an Option if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 7(k).

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Any Related Right that relates to a Nonqualified Stock Option may be granted at the same time the Option is granted or at any time thereafter, but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of a Share on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

B-11

(c) Exercisability.

(i) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.

(d) Payment Upon Exercise.

(i) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(iii) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

(e) Termination of Employment or Service.

(i) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(f) Term.

(i) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(ii) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(g) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.

B-12

(h) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 16. Unless otherwise determined by the Administrator, this Section 8(h) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(h).

Section 9. Restricted Shares.

(a) General. Each Award of Restricted Shares granted under the Plan shall be evidenced by an Award Agreement. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The terms and conditions applicable to the Restricted Shares need not be the same with respect to each Participant.

(b) Awards and Certificates. The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in herein, (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.

(c) Restrictions and Conditions. The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:

(i) The Restricted Shares shall be subject to the restrictions on transferability set forth in the Award Agreement and in the Plan.

(ii) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(iii) Subject to this Section 9(c)(iii), the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator in accordance with Section 18 of the Plan. Certificates for unrestricted Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.

B-13

(iv) The rights of Participants granted Restricted Shares upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.

Section 10. Restricted Stock Units.

(a) General. Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.

(b) Award Agreement. The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(c) Restrictions and Conditions. The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:

(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.

(ii) Participants holding Restricted Stock Units shall have no voting rights. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents, subject to Section 18 of the Plan. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.

(iii) The rights of Participants granted Restricted Stock Units upon termination of employment or service as a Non-Employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the value of the Shares that would otherwise be distributed to the Participant.

(e) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.

Section 11. Other Share-Based or Cash-Based Awards.

(a) The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Shares or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes, or other property, as the Administrator shall determine, subject to any required corporate action.

B-14

(b) The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.

(c) Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.

Section 12. Change in Control.

The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Award by the Company, if the Company is the surviving corporation; (ii) the assumption of any Award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Award, provided, however, that any such substitution with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A; or (iv) settlement of any Award for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Award shall terminate and be canceled without consideration. To the extent that Restricted Shares, Restricted Stock Units or other Awards settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean (A) the price per Share paid to stockholders of the Company in the Change in Control transaction, or (B) the Fair Market Value of a Share upon a Change in Control, as determined by the Administrator. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.

Section 13. Amendment and Termination.

(a) The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would adversely alter or impair the rights of a Participant under any Award theretofore granted without such Participant’s prior written consent.

(b) Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Shares are traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Administrator may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award, or cash, and (C) the Administrator may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.

(c) Subject to the terms and conditions of the Plan and Code Section 409A, the Administrator may modify, extend, or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).

B-15

(d) Notwithstanding the foregoing, no alteration, modification, or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.

Section 14. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 15. Deferrals of Payment.

To the extent permitted by applicable law, the Administrator, in its sole discretion, may determine that the delivery of Shares or the payment of cash, upon the exercise, vesting, or settlement of all or a portion of any Award, shall be deferred. The Administrator may also, in its sole discretion, establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of any such consideration, including any applicable election procedures, the timing of such elections, the mechanisms for payments of amounts, shares or other consideration so deferred, and such other terms, conditions, rules, and procedures that the Administrator deems advisable for the administration of any such deferral program. Deferrals by Participants (or deferred settlement or payment required by the Administrator) shall be made in accordance with Code Section 409A, if applicable, and any other applicable law.

Section 16. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state, and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state, and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state, and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Administrator, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

Section 17. Certain Forfeitures.

The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain events, in addition to the applicable vesting conditions of an Award. Such events may include, without limitation, breach of any non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in an Award Agreement or that are otherwise applicable to the Participant, a termination of the Participant’s employment for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and its Subsidiaries and/or its Affiliates.

B-16

Section 18. Dividends; Dividend Equivalents.

Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.

Section 19. Non-United States Employees.

Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, sub-plans, and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Section 20. Transfer of Awards.

No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other), or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, and other than by will or by the laws of descent and distribution. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative. Under no circumstances will a Participant be permitted to transfer an Option or Stock Appreciation Right to a third-party financial institution without prior stockholder approval.

Section 21. Continued Employment.

The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 22. Effective Date.

The Plan will be effective January 31, 2026 (the “Effective Date”), the date of Plan approval by the Company’s Board and will remain in effect subject to subsequent approval by the Company’s stockholders in accordance with the rules of the stock exchange on which the Shares are traded or other applicable law; provided that in the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, the Plan and all Awards granted hereunder shall be void and of no effect and, notwithstanding any other provisions of the Plan and any exceptions pursuant to the rules of the stock exchange on which the Shares are traded or other applicable law, no Awards shall be exercisable until the Plan is approved by the stockholders of the Company. The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after the tenth (10th) anniversary of the Effective Date.

B-17

Section 23. Code Section 409A.

The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Award being subject to, but not in compliance with, Code Section 409A.

Section 24. Compliance with Laws.

(a) The obligation of the Company to settle Awards in Shares or other consideration shall be subject to (i) all applicable laws, rules, and regulations, (ii) such approvals as may be required by governmental agencies or the applicable national securities exchange on which the Shares may be admitted, and (iii) policies maintained by the Company from time to time in order to comply with applicable laws, rules, regulations, and corporate governance requirements, including, without limitation, with respect to insider trading restrictions. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Administrator shall have the authority to provide that all Shares or other securities of the Company issued under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted and any other applicable federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and the Administrator may cause a legend or legends to be put on certificates representing Shares or other securities of the Company issued under the Plan to make appropriate reference to such restrictions or may cause such Shares or other securities of the Company issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(b) The Administrator may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company, and/or the Participant’s sale of Shares to the public markets, illegal, impracticable, or inadvisable. If the Administrator determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Code Section 409A, (i) pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the Shares would have been vested or issued, as applicable), over (B) the aggregate Exercise Price (in the case of an Option or Stock Appreciation Right) or any amount payable as a condition of issuance of Shares (in the case of any other Award), and such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, or (ii) in the case of Restricted Shares, Restricted Stock Units, or Other Share-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Shares, Restricted Stock Units, or Other Share-Based Awards, or the underlying Shares in respect thereof.

Section 25. Erroneously Awarded Compensation.

The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act or to comport with good corporate governance practices, as such policies may be amended from time to time.

Section 26. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to principles of conflicts of law of such state.

Section 27. Plan Document Controls.

The Plan and each Award Agreement together constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

B-18